EXHIBIT 10.2

                       License Agreement

     This License Agreement, dated as of January 1, 2003, is by and between Baptist Health System ("Baptist"), a Texas non-profit corporation, and VHS San Antonio Partners, L.P. (the "Company"), a Delaware limited partnership.

      Whereas, Baptist, the Baptist Health System Foundation, the Company and Vanguard Health Systems, Inc. ("Vanguard") are parties to a Purchase and Sale Agreement dated as of October 8, 2002 (the "Purchase Agreement"), pursuant to which Baptist agreed to transfer to the Company substantially all of the assets of Seller used in the conduct of the hospitals owned by Baptist and located in and around San Antonio, Texas (the "Hospitals"); and

     Whereas, Baptist and Vanguard Health Financial Company, Inc. ("VHFC") are parties to an Agreement (the "Shareholders Agreement") dated of even date herewith between the Shareholders of VHS Acquisition Subsidiary Number 5, Inc., the general partner of the Company (the "General Partner"), pursuant to which, among other things, the parties set forth certain agreements regarding the organization and capitalization of and the conduct of business by the General Partner, as general partner of the Company; and

     Whereas, Baptist has retained all right, title and interest in and to the name "Baptist" (the "Name") and any derivatives including the Name used in the operation of the Hospitals; and

     Whereas, the Company desires to continue using the Name in connection with its operation of the Hospitals and the other healthcare businesses developed or acquired by the Company in and around the San Antonio metropolitan area on the terms and conditions hereinafter set forth.

     Now, Therefore, in consideration of the foregoing and of the mutual promises hereinafter set forth, the parties agree as follows:

     1. Grant of License. On the terms and subject to the conditions of this Agreement, Baptist grants to the Company a perpetual, exclusive right and license to use the Name in connection with the conduct of the Company's business in and around San Antonio, Texas.

     2. Royalty. Concurrently with the execution hereof the Company shall pay to Baptist as a non-refundable royalty the sum of $10.00, the receipt and adequacy of which are acknowledged by Baptist. Such sum shall be deemed fully earned when paid and shall not be subject to any offset or credit of any kind or nature.

     3. Ownership of Name. The Company acknowledges that there is substantial value to the goodwill associated with the Name, that the Name and that nothing in this Agreement gives the Company any right, title or interest in the Name other than the right to use the Name in accordance with this Agreement.

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     4.    Future  Uses.   The Company shall  use  the  Name  in
connection  with  the  acquisition  or  development  of   another
hospital or other healthcare facility in Bexar County, Texas, subject to the provisions of the Shareholders Agreement.

      5. Marketing Activities. Except as expressly provided under this Agreement, and provided that all uses of the Name in advertising and marketing are in accordance with the terms and conditions of this Agreement, the Company shall have the full right, power and authority to expend any advertising funds desired to be expended by the Company in any media, and in any form that it wishes, and Baptist shall have no right or obligation to direct such expenditures in any manner whatsoever.

     6. Protection Against Infringement. The Company shall assist Baptist to the extent reasonably necessary in the procurement of any protection of, or to protect any of Baptist's rights in and to, the Name. The Company shall promptly notify Baptist of any infringements or imitations by others of the Name, or of the use of any trade name or trademark that is the same as or similar to those covered by this Agreement that come to the Company's attention. The Company shall not institute any suit or take any action on account of any such infringements or imitations and as between Baptist and the Company, Baptist shall be solely responsible for defending and protecting the Name and prosecuting infringements thereof.

     7. Reservation of Rights. Nothing contained in this Agreement shall be construed as a consignment or grant to the Company of any right, title or interest in or to the Name, it being understood that all rights relating thereto are reserved by Baptist excepting only the right and license granted herein to use the Name as specifically provided in this Agreement. Upon the termination of this Agreement, the Company will be deemed to have assigned, transferred and conveyed to Baptist any rights, equities, goodwill and other rights in and to the Name which may have been obtained by the Company or which may have vested in the Company in pursuance of any endeavors covered hereby, and that the Company will execute any instruments requested by Baptist to accomplish or confirm the foregoing. Any such assignment, transfer or conveyance shall be without other consideration other than the mutual covenants and consideration of this Agreement.

     8.   Term and Termination.

     (a) This Agreement shall continue in force and effect from the date hereof and shall automatically terminate (i) upon the Company's bankruptcy or insolvency, whether voluntary or involuntary, or (ii) upon the appointment of any receiver or trustee to take possession of the properties of the Company.

     (b) Baptist may terminate this Agreement immediately upon notice to the Company if the Company, Vanguard, VHFC or any successor thereto, breaches in a material respect any obligations of such entity under this Agreement, the Purchase Agreement or the Shareholders Agreement, which breach has not been cured by such entity responsible for such breach within 30 days after Baptist gives written notice thereof to the Company or, in case the breach is not capable of being cured within 30 days, the person responsible for such breach commences the cure within 30 days and diligently prosecutes such cure to completion.

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     (c)   In  addition,  Baptist  may terminate  this  Agreement
immediately upon notice to the Company if any event, activity or circumstance occurs relating to the Company's operation of the Hospitals, or relating to the operation by any person that directly or indirectly controls or is controlled by, or is under common control with, the Company ("Company Affiliate") of any of such Company Affiliate's businesses, which event, activity or
circumstance   Baptist  reasonably  determines   is   likely   to
compromise the integrity or the ongoing business or reputation of Baptist and which has not been cured by the Company or the applicable Company Affiliate within 30 days after Baptist gives written notice thereof to the Company.

     (d)  Upon the termination of this Agreement pursuant to this
Section 8, the Company shall immediately discontinue the further use of the Name and shall not thereafter use the Name in any manner or for any purpose, directly or indirectly, provided that the Company may continue to use letterhead, business cards and other supplies and disposables existing at the time of termination for a period not to exceed 90 days.

     9. Indemnification by the Company. The Company shall defend, indemnify and hold harmless Baptist from and against any and all suits, actions, claims, judgments, debts, obligations or rights of action, of any nature or description, and all costs
(including attorneys' fees) incurred by Baptist in connection therewith, arising out of or relating to the Company's use of the Name in the conduct of its business, whether such use is in compliance with or in violation of this Agreement. Baptist shall notify the Company of any such suit, action, claim, judgment, debt, obligation or right of action, promptly upon receiving notice or being informed of the existence thereof. Upon such notice from Baptist, the Company shall, at its sole cost and expense, promptly take such action as may be necessary to protect and defend Baptist against such suit, action, claim, judgment, debt, obligation or right of action. Subject to the Company's compliance with its obligations hereunder, Baptist shall not have any power or authority to settle or compromise any such suit, action, claim, judgment, debt, obligation or right of action, and Baptist shall cooperate reasonably with the Company in connection with the defense thereof. Baptist shall have the right to employ separate counsel and participate in the defense, settlement or compromise of any claim or action at its own cost and expense.

     10. Indemnification by Baptist. Baptist shall defend, indemnify and hold harmless the Company from and against any and all suits, actions, claims, judgments, debts, obligations or rights of action, of any nature or description, and all costs (including attorneys' fees) incurred by the Company in connection therewith, alleging that the use of the Name by the Company in accordance with this Agreement infringes any trademark, service mark, copyright or similar proprietary right of any other person. The Company shall notify Baptist of any such suit, action, claim, judgment, debt, obligation or right of action, promptly upon receiving notice or being informed of the existence thereof. Upon such notice from the Company, Baptist shall, at its sole cost and expense, promptly take such action as may be necessary to protect and defend the Company against such suit, action, claim, judgment, debt, obligation or right of action. Subject to Baptist's compliance with its obligations hereunder, the Company shall have no power or authority to settle or compromise any such suit, action, claim, judgment, debt, obligation or right of action, and the Company shall cooperate fully with Baptist in connection with the defense thereof. The Company shall have the

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right  to employ separate counsel and participate in the defense, settlement or compromise of any claim or action at its own cost and expense.

     11. Rights of Baptist. The termination of this Agreement shall be without prejudice to any other rights or claims of Baptist against the Company, or any other remedy available to it and such termination shall not relieve either party of its obligations to the other existing at the time of termination or terminate those obligations of either party which, by their nature, survive the termination of this Agreement. Without limiting of the foregoing, Sections 9 and 10 shall survive the termination of this Agreement.

     12. Access to Books and Records. Upon the written request of the Secretary of Health and Human Services or the Comptroller General or any of their duly authorized representatives, Baptist and any of its affiliates providing services with a value or cost of $10,000 or more over a 12-month period shall make available to the Secretary the contract, books, documents and records that are necessary to verify the nature and extent of the cost of providing such services. Such inspection shall be available up to four years after the rendering of such services. The parties agree that any applicable attorney-client, accountant-client, or other legal privilege shall not be deemed waived by virtue of this Agreement.

      13. Entire Agreement. This Agreement supersedes and terminates all prior agreements between the parties with respect to the subject matter contained herein, and this Agreement embodies the entire understanding between the parties relating to such subject matter, and any and all prior negotiations, commitments, correspondence, conversations and memoranda are merged herein and shall be without effect hereon. No promises, covenants or representations of any kind, other than those expressly stated herein, have been made to induce either party to enter into this Agreement. This Agreement, including this provision against oral modification, shall not be modified or terminated except in a writing duly signed by each of the parties hereto, and no waiver of any provision of this Agreement shall be effective unless in a writing duly signed by the party sought to be bound.

     14. No Assignment. Neither party may assign any of its rights or obligations under this Agreement, whether by contract, operation of law or otherwise, without the prior written consent of the other party, except that (i) the Company may assign this Agreement, in whole or in part, to any person that acquires one or more of the Hospitals or other Company businesses that uses the Name, provided such person assumes the obligations of the Company hereunder with respect to the use of the Name in connection with the acquired Hospital or other business by execution of a substantially similar License Agreement, and (ii) Baptist may assign this Agreement, in whole or in part, to Baptist Health System Foundation, a Texas non-profit corporation, to any person that acquires or has conveyed to it all or substantially all of the membership interests of Baptist, and to any person that acquires or has conveyed to it all or substantially all of the assets and properties of Baptist, including, without limitation, by merger, consolidation, sale, grant or other conveyance, and for purposes of applying the "all or substantially all" standard to any such asset conveyance, less any untransferred assets retained as reasonable reserves for contingent or other unsatisfied Baptist liabilities.

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      15.  Notice.  Any notice, demand or communication required, permitted or desired to be given hereunder shall be deemed effectively given if given in writing (i) on the date tendered by personal delivery; (ii) on the date tendered for delivery by nationally recognized overnight courier, or (iii) on the date tendered for delivery by United States mail, with postage prepaid thereon, certified or registered mail, return receipt requested, in any event addressed as follows:

     If to the Company:       c/o Vanguard Health Systems, Inc.
                              20 Burton Hills Boulevard, Suite 100
                              Nashville, Tennessee 37215
                              Attn:  General Counsel
                              Facsimile:  (615) 665-6197

     If to Baptist:           Baptist Health System
                              615 Soledad, Suite 315
                              San Antonio, Texas 78205
                              Attention: John D. Box, Esq.
                              Facsimile: (210) 297-0081

or to such other address or number, and to the attention of such other Person, as any Party may designate at any time in writing in conformity with this Section.

     16. Miscellaneous. Section headings are for convenience of reference only and shall not be used to construe the meaning of any provision of this Agreement. No provision of this Agreement shall be interpreted for or against either party on the basis that such party was the draftsman of such provision, both parties having participated equally in the drafting letter. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one agreement. Should any part of this Agreement be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining portions. No waiver by either party of any breach or series of breaches or defaults in performance by the other party, and no failure, refusal or neglect to exercise any right, power or option given to either party hereunder or to insist upon strict compliance with or performance of the obligations under this
Agreement, shall constitute a waiver of the provisions of this Agreement with respect to any subsequent breach thereof or a waiver by such party of its right at any time thereafter to require exact and strict compliance with the provisions thereof. This Agreement shall be interpreted according to the laws of the State of Texas, without regard to its conflicts of laws provisions.

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     In  Witness  Whereof, the parties hereto  have  caused  this
Agreement to be executed as of the day and year first above written.

Baptist Health System              VHS San Antonio Partners, L.P.

                              By:  VHS Acquisition Subsidiary
                                   Number 5, Inc.,
				   General Partner

By:  /s/ Earl G. Cutler            By:  /s/ Keith B. Pitts
------------------------------     ------------------------------
Title:                             Title: Executive Vice President

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